UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – October 13, 2015

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC (“TCEH”), but excluding Oncor Electric Delivery Holdings Company LLC and its direct and indirect subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Bankruptcy Filing, EFH Corp. and its direct and indirect subsidiaries that are included in the Bankruptcy Filing are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

EFCH is filing the information contained in Item 1.01 in this Current Report on Form 8-K. EFH Corp. and EFIH are furnishing only the information contained in Item 7.01 in this Current Report on Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on May 5, 2014, EFCH, TCEH and the subsidiaries of TCEH that are debtors in the Bankruptcy Filing (collectively, the “TCEH Debtors”) entered into a Senior Secured, Superpriority Debtor-in-Possession Credit Agreement with the lenders party thereto and Citibank, N.A., as administrative and collateral agent (the “TCEH DIP Credit Agreement”), as amended. The TCEH DIP Credit Agreement had an original maturity date of May 5, 2016 (the “Original Maturity Date”), notwithstanding possible earlier termination upon the occurrence of certain events, as described in the TCEH DIP Credit Agreement. The Original Maturity Date is subject to a six-month extension if requested by the TCEH Debtors and if the Extension Conditions (as defined in the TCEH DIP Credit Agreement) are met, including that no Event of Default (as defined in the TCEH DIP Credit Agreement) is continuing, a reorganization plan meeting certain requirements has been filed with the Bankruptcy Court and a hearing has been scheduled for the confirmation of the plan, and TCEH pays an extension fee of 0.25% of the outstanding Commitments and Loans (each as defined in the TCEH DIP Credit Agreement) on the date of such payment. Effective October 13, 2015, the TCEH Debtors paid the $8,437,500.00 extension fee and exercised the extension and thereby extended the maturity date of the TCEH DIP Credit Agreement to November 7, 2016. The terms of the TCEH DIP Credit Agreement were otherwise unchanged.

The TCEH DIP Credit Agreement is filed as an exhibit to the Current Report on Form 8-K filed by EFH Corp., EFIH and EFCH with the Securities and Exchange Commission on May 7, 2014. The First Amendment to the TCEH DIP Credit Agreement, dated as of May 13, 2014, and the Second Amendment to the TCEH DIP Credit Agreement, dated as of June 12, 2014, are filed as exhibits to the Current Report on Form 8-K filed by EFH Corp., EFIH and EFCH with the Securities and Exchange Commission on June 25, 2014. The Third Amendment to the TCEH DIP Credit Agreement, dated as of November 7, 2014, is filed as an exhibit to the Annual Report on Form 10-K filed by EFH Corp. on March 31, 2015.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

Dated: October 14, 2015